Income Taxes (Details) - Schedule of Components of Deferred Taxes ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Deferred tax assets:
Allowance for doubtful accounts	¥ 3,724	$ 524	¥ 630
Net operating losses carried forward	3,655	515	3,707
Total deferred tax assets	7,379	1,039	4,337
Deferred tax liabilities
Intangible assets acquired through acquisition	59,818	8,425	61,236
Total deferred tax liabilities	¥ 59,818	$ 8,425	¥ 61,236